Exhibit 99.1

Village Farms Amends and Extends Canadian Cannabis Credit Facility

Company upsizes loan commitments by CAD $15 million and extends maturities one year to February 2029

Incremental debt capital provides flexibility for additional growth investments at rates below 6.0%

Vancouver, British Columbia, February 23, 2026 – Village Farms International, Inc. (“Village Farms” or the “Company”) (NASDAQ: VFF), today announced that on February 20, 2026 it amended and extended its Canadian cannabis credit facility by upsizing loan commitments with existing lenders by CAD $15 million and extending maturities one year to February 2029. The incremental debt financing comes in the form of a delayed draw term loan, from which the Company drew an initial CAD $5 million on February 20, 2026. All other terms of the credit facility loans remain unchanged, with variable interest rates currently below 6.0%.

Michael DeGiglio, Chief Executive Officer of Village Farms commented, “Today’s announcement demonstrates the strong credit profile of Village Farms established through record financial performance and continued leadership in global cannabis markets. We remain in a very strong net cash position, and are pleased with the collaborative relationship with our lenders who are eager to support our continued growth. Our access to capital is a strong competitive advantage, and we believe this incremental financing reflects a responsible use of our balance sheet to enhance existing operating capabilities while preserving significant optionality for additional accretive organic and acquisitive growth opportunities.”

About Village Farms International, Inc.

Village Farms leverages decades of experience in Controlled Environment Agriculture as a large-scale, vertically-integrated supplier of high-value, high-growth plant-based Consumer Packaged Goods. The Company built a strong foundation as the leading and longest-tenured fresh produce supplier to grocery and large-format retailers throughout the US and Canada, and now focuses its agricultural expertise on high-growth cannabinoid opportunities while maintaining strategic optionality through remaining produce assets.

In Canada, the Company's wholly owned Canadian subsidiary, Pure Sunfarms, is one of the single largest cannabis operations in the world (2.2 million square feet of greenhouse production), a low-cost producer and one of Canada’s highest quality and best-selling brands. The Company owns an incremental 2.6 million square feet of greenhouse capacity in Canada for future expansion, and also owns 80% of Québec-based, Rose LifeScience, a leader in the commercialization of cannabis products.

Internationally, Village Farms is targeting selected, nascent, legal cannabis opportunities with significant growth potential. The Company exports medical cannabis from its EU GMP certified facility in Canada to international markets including Germany, the United Kingdom, Israel, Australia, and New Zealand. The Company is expanding its export business to new countries and customers, and making select investments in international production assets. In Europe, wholly-owned Leli Holland has one of 10 licenses to grow and distribute recreational cannabis within the Dutch Coffee Shop Experiment.

In the US, wholly-owned Balanced Health Botanicals is one of the leading CBD and hemp-derived brands and e-commerce platforms in the country. Subject to compliance with all applicable US federal and state laws and stock exchange rules, Village Farms plans to enter the US THC market via multiple strategies, leveraging its Texas-based greenhouse assets (2.2 million square feet of existing greenhouse capacity and 950 acres of owned, unoccupied land for future expansion).

Village Farms Clean Energy (VFCE), through a partnership with Atlanta-based Terreva Renewables, creates renewable natural gas from landfill gas at its Delta RNG facility. VFCE receives royalties on all revenue generated.

Contact Information

Sam Gibbons Senior Vice President, Corporate Affairs Phone: (407) 936-1190 ext. 328 Email: sgibbons@villagefarms.com

Cautionary Statement Regarding Forward-Looking Information

As used in this Press Release, the terms “Village Farms”, “Village Farms International”, the “Company”, “we”, “us”, “our” and similar references refer to Village Farms International, Inc. and our consolidated subsidiaries, and the term “Common Shares” refers to our common shares, no par value. Our financial information is presented in U.S. dollars and all references in this Press Release to “$” means U.S. dollars and all references to “C$” means Canadian dollars.

This Press Release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, as amended, (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is subject to the safe harbor created by those sections. This Press Release also contains "forward-looking information" within the meaning of applicable Canadian securities laws. We refer to such forward-looking statements and forward-looking information collectively as "forward-looking statements". Forward-looking statements may relate to the Company's future outlook or financial position and anticipated events or results and may include statements regarding the financial position, business strategy, budgets, expansion plans, litigation, projected production, projected costs, capital expenditures, financial results, tariffs, taxes, plans and objectives of or involving the Company or statements regarding the anticipated benefits from the closing of the transaction involving Vanguard Food LP. Particularly, statements regarding future results, performance, achievements, prospects or opportunities for the Company, the greenhouse vegetable or produce industry, the cannabis industry and market and our energy segment are forward-looking statements. In some cases, forward-looking information can be identified by such terms as "can", "outlook", "may", "might", "will", "could", "should", "would", "occur", "expect", "plan", "anticipate", "believe", "intend", "try", "estimate", "predict", "potential", "continue", "likely", "schedule", "objectives", or the negative or grammatical variation thereof or other similar expressions concerning matters that are not historical facts. The forward-looking statements in this Press Release are subject to risks that may include, but are not limited to: our limited operating history in the cannabis and cannabinoids industry, including that of Pure Sunfarms, Corp. (“Pure Sunfarms”), Rose LifeScience Inc. (“Rose” or “Rose LifeScience”) and Balanced Health Botanicals, LLC (“Balanced Health”); the limited operational history of the Delta RNG Project in our energy segment and Leli Holland B.V. ("Leli"); the legal status of the cannabis business of Pure Sunfarms and Rose and the hemp business of Balanced Health and uncertainty regarding the legality and regulatory status of cannabis in the United States; risks relating to the integration of Balanced Health and Rose into our consolidated business; risks relating to obtaining additional financing on acceptable terms, including our dependence upon credit facilities and dilutive transactions; potential difficulties in achieving and/or maintaining profitability; variability of product pricing; risks inherent in the cannabis, hemp, CBD, cannabinoids, and agricultural businesses; our market position and competitive position; our ability to leverage current business relationships for future business involving hemp and cannabinoids; the ability of Pure Sunfarms and Rose to cultivate and distribute cannabis in Canada as well as exports; risks related to the start-up of international production at our Netherlands operations under Leli; existing and new governmental regulations, including risks related to regulatory compliance and regarding obtaining and maintaining licenses required under the Cannabis Act (Canada), the Criminal Code and other Acts, S.C. 2018, C. 16 (Canada) for its Canadian operational facilities, and changes in our regulatory requirements; legal and operational risks relating to expected conversion of our greenhouses to cannabis production in Canada and in the United States; risks related to rules and regulations at the U.S. Federal (Food and Drug Administration and United States Department of Agriculture), state and municipal levels with respect to produce and hemp, cannabidiol-based products commercialization; retail consolidation, technological advances and other forms of competition; transportation disruptions; product liability and other potential litigation; retention of key executives; labor issues; uninsured and underinsured losses; vulnerability to rising energy costs; inflationary effects on costs of cultivation and transportation; recessionary effects on demand of our products; environmental, health and safety risks, foreign exchange exposure, risks associated with cross-border trade and the potential for tariffs and other trade restrictions; difficulties in managing our growth; restrictive covenants under our credit facilities; natural catastrophes; elevated interest rates; and tax risks.

The Company has based these forward-looking statements on factors and assumptions about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. Although the forward-looking statements contained in this Press Release are based upon assumptions that management believes are reasonable based on information currently available to management, there can be no assurance that actual results will be consistent with these forward-looking statements. Forward-looking statements necessarily involve known and unknown risks and uncertainties, many of which are beyond the Company's control, which may cause the Company's or the industry's actual results, performance, achievements, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, the factors contained in the Company's filings with securities regulators, including this Press Release and the Company’s most recently filed annual report on Form 10-K.

When relying on forward-looking statements to make decisions, the Company cautions readers not to place undue reliance on these statements, as forward-looking statements involve significant risks and uncertainties and should not be read as guarantees of future results, performance, achievements, prospects and opportunities. The forward-looking statements made in this Press Release relate only to events or information as of the date on which the statements are made in this Press Release. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.